BERGER SMALL COMPANY GROWTH FUND

                        SUPPLEMENT DATED OCTOBER 20, 1997
                                       to
                       PROSPECTUS DATED NOVEMBER 28, 1996
              AS SUPPLEMENTED FEBRUARY 18, 1997 AND MARCH 31, 1997

                  The Berger Small Company Growth Fund (the "Fund") will close to new investors on Monday, November 17, 1997. Due to the Fund's current size relative to the range of suitable investments available to the Fund, the Trustees have determined that it is in the best interests of the Fund and its shareholders to restrict the Fund's growth at this time. After November 17, 1997, you may purchase shares in the Fund if:

-- You are an existing shareholder in the Fund as of the closing date and you:

                  -- Add to your account through the purchase of additional Fund shares.

                  -- Add to your account through the reinvestment of dividends and cash distributions from any shares owned in the Fund.

-- You purchase shares as a participant in a 401(k) or other employee benefit plan that the Fund has approved to include shares of the Fund as an investment alternative.
-- You purchase shares as an employee of an eligible employer that established an omnibus 403(b) account with the Fund on or before November 17, 1997.

                  If you redeem or exchange all your remaining Fund shares after November 17, 1997, you will not be permitted to buy back into the Fund so long as the Fund remains closed to new investors. If your Fund account drops below the applicable minimum balance, all your remaining shares will be subject to involuntary redemption by the Fund as described in the Prospectus.

                  The Fund may resume sales to new investors at some future date if the Trustees of the Fund determine that it is in the best interests of the Fund and its shareholders. All of the other Berger Funds continue to be available to new investors.